Exhibit 32(a)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Rogers Corporation, a Massachusetts corporation (the “Corporation”), does hereby certify that:

Amendment No. 1 on Form 10-K/A (“Amendment No.1”) to the Annual Report on Form 10-K for the year ended December 31, 2009 of the Corporation fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Amendment No. 1 fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Robert D. Wachob
Robert D. Wachob
President and Chief Executive Officer
(Principal Executive Officer)
August 3, 2010

/s/ Dennis M. Loughran
Dennis M. Loughran
Vice President, Finance and Chief Financial Officer
(Principal Financial Officer)
August 3, 2010